SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                              January 29, 2003
______________________________________________________________________________
                     (Date of earliest event reported)



                             TierOne Corporation
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)


          Wisconsin                   000-50015                 04-3638672
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                      Identification No.)


   1235 "N" Street, Lincoln, Nebraska                             68508
______________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)


                               (402) 475-0521
______________________________________________________________________________
             (Registrant's telephone number, including area code)


                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________


         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits

              The following exhibit is filed herewith.

         Exhibit Number           Description
         --------------           -----------

              99.1           Press Release dated January 29, 2003



ITEM 9.  Regulation FD Disclosure
         ________________________

    On January 29, 2003, TierOne Corporation (the "Company") reported its earnings for the quarter and fiscal year ended December 31, 2002.

    For additional information, reference is made to the Company's press release dated January 29, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.



















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             TIERONE CORPORATION



Date: January 30, 2003  By:  /s/ Gilbert G. Lundstrom
                             ---------------------------------------------
                             Gilbert G. Lundstrom
                             Chairman of the Board and Chief Executive Officer




























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